UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04611

Aberdeen Asia-Pacific Income Fund, Inc.

Exact name of registrant as specified in charter:

800 Scudders Mill Road Plainsboro, New Jersey 08536
Address of principal executive offices:

Megan Kennedy

Aberdeen Asset Management Inc.

1735 Market Street

37th Floor

Philadelphia, PA 19103

Name and address of agent for service:

Registrant’s telephone number, including area code: 800-522-5465

Date of fiscal year end: October 31

Date of reporting period: 4/30/09

Item 1 – Reports to Stockholders –

09

Aberdeen Asia Pacific Income Fund, Inc.

Semi-Annual Report

April 30, 2009

Invests primarily in Australian and Asian debt securities.

Letter to Shareholders (unaudited)

June 11, 2009

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) for the six months ended April 30, 2009. The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was 17.38% over the six months ended April 30, 2009 and 8.4% per annum since inception, assuming the reinvestment of distributions.

Share Price Performance

The Fund’s share price increased by 18.4% over the six months, from $4.18 on October 31, 2008 to $4.95 on April 30, 2009. The Fund’s share price on April 30, 2009 represented a discount of 9.2% to the NAV per share of $5.45 on that date, compared with a discount of 14.9% to the NAV per share of $4.91 on October 31, 2008. At the date of this letter, the share price was $5.65 representing a discount of 4.4% to the NAV per share of $5.91.

Asia: 48.1% of Total Investments Invested in Asian Debt Securities

As of April 30, 2009, the Fund held 48.1% of its total investments in Asian debt securities (including New Zealand). Of the Fund’s total investments, 29.2% were held in U.S. dollar denominated bonds issued by foreign issuers, bringing the Fund’s total U.S. dollar exposure to 40.2%.

Credit Quality: 71.3% of Securities Rated or Deemed Equivalent to A or Better

As of April 30, 2009, 71.3% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better, or judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Distributions

Distributions to common shareholders for the twelve months ended April 30, 2009 totaled 47 cents per share (including a special distribution of 5 cents per share). Based on the share price of $4.95 on April 30, 2009, the distribution rate over the twelve months then ended was 9.5% (8.5% excluding the special distribution). Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On June 9, 2009, the Board of Directors (“Board”) authorized a monthly distribution of 3.5 cents per share, payable on July 10, 2009 to common shareholders of record as of June 30, 2009.

The Board’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent the Fund does not generate earnings from dividends, interest and net realized capital gains equal to or in excess of the aggregate distributions paid by the Fund, paid-in capital, which is a non-taxable return of capital. It is the Board’s intention that the monthly distribution of 3.5 cents per share be maintained for twelve months, beginning with the July 10, 2009 distribution payment. This policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in September 2009.

Share Repurchase Policy

The Board’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six months ended April 30, 2009 and the fiscal year ended October 31, 2008, the Fund repurchased 753,400 and 3,344,500 shares, respectively, through this program.

Revolving Credit Facility and Leverage

The Fund has entered into a $600 million loan facility with a syndicate led by The Bank of Nova Scotia. The loan facility with the syndicate led by the Bank of Nova Scotia was renewed for another 364 day term on April 15, 2009. Under the terms of the loan facility and applicable regulation, the Fund is required to maintain certain asset coverage ratios for the amount of its borrowings outstanding. Following the broader market declines in October 2008, the Fund’s management determined to pay down $80 million of the loan facility in order to maintain compliance with these asset coverage ratios. Subsequent to fiscal year end, the Fund paid down an additional $30 million on the loan balance. In April 2009, the Fund drew down an additional $30 million on the loan balance. The Fund’s Board continues to evaluate the use of leverage for the Fund. In December 2008, the Fund’s Board authorized the Fund to use reverse repurchase agreements as another form of leverage. The Fund may implement a reverse repurchase agreement program if the Board determines it would be advantageous for the Fund and shareholders to do so.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2008, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of distributions, please contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-800-522-5465 in the United States,
•	emailing InvestorRelations@aberdeen-asset.com, or
•	visiting the website at www.aberdeenfax.com.

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Yours sincerely,

Christian Pittard

President

All amounts are U.S. dollars unless otherwise stated.

Distribution Disclosure Classification (unaudited)

Your Board’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. However, under the U.S. Investment Company Act of

1940, as amended (the “1940 Act”), the Fund may be required to indicate the sources of certain distributions to shareholders.

The Fund estimates that distributions for the fiscal year commencing November 1, 2008, including the distribution paid on June 12, 2009, are comprised entirely of net investment income.

This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

In January 2010, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2009 calendar year.

Aberdeen Asia-Pacific Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

We invite you to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”) which allows you to automatically reinvest your distributions in shares of the Fund’s common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction, with a maximum of $10,000 per month, and an aggregate annual limit of $120,000. Under this arrangement, The Bank of New York Mellon Corporation (the “Plan Agent”) will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or before the investment date. The investment date is the 15th day of each month, but if such date is not a business day, the preceding business day.

As a participant in the Plan, you will benefit from:

•	Automatic reinvestment – the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;
•	Lower costs – shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage on share purchases is currently 2 cents per share;
•	Convenience – the Plan Agent will hold your shares in non-certificated form and will provide a detailed plan account statement of your holdings at the end of each month.

To request a brochure containing information on the Plan, together with an enrollment form, please contact the Plan Agent:

The Bank of New York Mellon Corporation

Shareholder Relations Department

480 Washington Blvd.

Jersey City, NJ 07310

or call toll free at 1-866-221-1606.

Report of the Investment Manager (unaudited)

Share Price Performance

On April 30, 2009, the Fund’s share price was $4.95, which represented a discount of 9.2% to the NAV per share of $5.45. As of June 11, 2009, the share price was $5.65, representing a discount of 4.4% to the NAV per share of $5.91.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its common shareholders. Until April 21, 2008, the Fund had issued AMPS for its leverage. The AMPS were redeemed and the leverage for investment purposes now involves borrowing under a loan facility. The amounts borrowed from the line of credit may be invested at higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility and the redemption of the AMPS will also reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager or Investment Adviser from fully managing the

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.

Prices and availability of leverage are extremely volatile in the current market environment. The Fund’s Board continues to evaluate the use of leverage for the Fund and will explore other forms of leverage. In December 2008, the Fund’s Board authorized the Fund to use reverse repurchase agreements as another form of leverage. The Fund may implement a reverse repurchase agreement program if the Board determines it would be advantageous for the Fund and shareholders to do so. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a fund depends upon the costs of the agreements; coupled with the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

The Fund’s Investment Management Agreement and Investment Advisory Agreement, under which management and advisory fees are paid to the Investment Manager and Investment Adviser based on the Fund’s assets applicable to shares of both common and preferred stock, have been amended and restated in order to reflect the implementation of the loan facility and completion of the AMPS redemption. Because the Fund no longer uses preferred stock (i.e. the AMPS) for leverage, the Fund, the Investment Manager and Investment Adviser have amended and restated the Investment Management Agreement and Investment Advisory Agreement to reflect the parties’ intention that the investment management fee be paid based on the Fund’s Managed Assets (including assets attributable to any form of investment leverage). For purposes of this calculation, “Managed Assets” of the Fund means total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means. Shareholders ratified and approved the modifications to the Investment Management and Investment Advisory Agreements at the Annual Meeting of Shareholders held on March 6, 2009.

Interest Rate Swaps

The Fund previously entered into interest rate swap agreements, based on an aggregate notional amount of $390 million, which represented 65% of the total borrowings. On April 17, 2009, the Fund unwound two previously held interest rate swap agreements and entered into two new interest rate swap agreements with an aggregate notional amount of $246 million. As of April 30, 2009, the Fund held interest rate swap agreements with an aggregate notional amount of $390 million which represented 75% of the total borrowings. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Term as of April 30, 2009	Amount (in $ million)	Fixed Rate Payable (%)
36 months	130	1.817
24 months	116	1.470
2 months	144	3.370

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board of Directors.

Economic Review

The period under review remained an extremely volatile one for investors. Concerns over the health of the global financial system, in particular the banking sector, remained from the start and continued throughout the period. Various government schemes to inject capital into the banking sector were met with sometimes improving and then deteriorating market and economic conditions. Global economic data releases were generally extremely weak in the 4th quarter of 2008 and 1st quarter of 2009, while equity markets weakened dramatically during the first two months of 2009. The U.S. Federal Reserve also took their official interest rate target down to 0-0.25% in December last year and embarked on a course of

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

unconventional monetary policy, in a further effort to stem the slide in the U.S. economy. Overall many major economies in the developed world had clearly moved into a recession in the latter part of 2008 continuing into 2009.

Against this backdrop of deteriorating global growth, the Asia-Pacific region also experienced dramatic weakness in a variety of growth indicators, particularly in the area of exports and industrial production which weakened dramatically towards the end of 2008 and continued into 2009. As a result, Asian central banks quickly turned from having a tightening bias for official cash rates, largely as a result of the lagged inflation impact of higher oil and energy prices, towards a policy of rapid easing. Expansionary fiscal policy in the form of significant increases in government spending on infrastructure was also a key feature during the period under review.

Despite this quite negative backdrop for global financial markets, and despite a significant decline in global equity markets during the first two months of 2009, there were a number of positive factors that supported the performance of the Fund during the period in review. For example, the Australian dollar increased from around 66.8 U.S. cents to 72.6 U.S. cents during the period under review. Average yields in the Investment Grade Merrill Lynch Asian credit index also declined from around 11.6% to 8.4% with average credit spreads falling from 878 basis points to around 629 basis points over U.S. treasuries. Movements in the high yield market were even more pronounced with average credit spreads narrowing from around 1,235 basis points to around 830 basis points during the same period.

In the Australian fixed income market government bond yields followed the official cash rate lower during the period. Two year bond yields declined from around 4.3% to 3.1% while longer dated 10 year government yields declined from 5.2% to 4.6%. The Reserve Bank of Australia (“RBA”) also continued to reduce official interest rates from 6% to 3% as signs of weaker growth and falling inflationary pressures unfolded over the past six months.

In contrast, local Asian government bond markets experienced mixed fortunes throughout the period. For example, countries such as Indonesia and the Philippines, which had experienced significant weakness during September and October of last year, witnessed a substantial decline in bond yields during the period. However, yields in longer dated bond markets in countries such as Hong Kong, Thailand and Malaysia declined in yield during the beginning of the period but increased over January and February. Rising yield levels in longer dated U.S. government bond yields and / or substantial increases in local government bond issuance were largely behind the increases in yields in these markets. Similarly, Asian currencies were generally weaker against the U.S. dollar between December and late February before recovering strongly towards the end of April 2009.

Looking ahead across the various markets in which the Fund invests, in Australia while our base case remains that the official cash rate is expected to fall to 2.5% over the current cycle, it is clear that the RBA is close to the end of this easing cycle. It is more likely that global developments will determine whether the RBA moves cash rates or whether 3% will mark the low point in this cycle. In the interim period longer dated Australian government bond yields are likely to continue to take their lead from the U.S. treasury market. In the Asian USD credit markets, we remain cautiously constructive on the outlook for the Asian credit market and believe there are selective investment opportunities amid a somewhat mixed macroeconomic outlook in the year ahead. Credit spreads have narrowed from the peaks witnessed in October and November last year. However, with historically low interest rates on risk free assets and spreads still quite wide, we expect that a selective approach to Asian credit will continue to provide positive returns for the remainder of 2009.

For Asian currencies, in the near term the risk environment will dictate performance with the key risk again being a stalling in the current rally and return to risk aversion. Longer term however, the recent crisis has highlighted the relative fundamental strength of Asian economies and key risks particularly with respect to the U.S. economy, making the continued structural undervaluation of Asian currencies even more notable. On a longer term basis, we feel that the Asian economies remain fundamentally strong and are encouraged that they are not marred by structural obstacles such as an over extended banking system burdened by loss-making derivative and asset backed securities. We expect Asian economic growth to turn positive by the second half of 2009 as the efforts of government stimulus packages start to bring about results.

There are some risks of resurging inflation moving into next year but for the next two quarters inflation should remain on a downtrend with some regions like Thailand and China continuing to see negative headline inflation. This creates a positive macro backdrop for the Asian bond markets. The main risks to bond market performance stem from supply, which has lessened in the last couple of months, but remains an issue, particularly with respect to Malaysia, India and potentially Thailand, if the volatile political scene eventually stabilizes and leads to increased government spending on infrastructure.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments

As of April 30, 2009, 71.3% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of April 30, 2009, compared with the previous six and twelve months:

	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %
April 30, 2009	31.0	15.0	25.3	10.7	17.2	0.8
October 31, 2008	38.4	11.6	21.9	10.0	16.7	1.4
April 30, 2008	46.7	6.9	20.2	9.8	15.5	0.9

*	Below investment grade

Geographic Composition

The table below shows the geographical composition (i.e., with U.S. dollar denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2009 compared with the previous six and twelve months:

	Australia %	Asia (including NZ) %	United States %
April 30, 2009	48.7	48.1	3.2
October 31, 2008	47.4	48.5	4.1
April 30, 2008	54.8	42.0	3.2

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of April 30, 2009, compared with the previous six and twelve months:

Date	Australian Dollar %	Asian Currencies (including NZ dollar) %	US Dollar* %
April 30, 2009	45.2	14.6	40.2
October 31, 2008	44.3	18.1	37.6
April 30, 2008	46.7	12.7	40.6

*	Includes U.S. dollar denominated bonds issued by foreign issuers: 29.2% on April 30, 2009, 29.4% on October 31, 2008, and 27.5% on April 30, 2008.

Maturity Composition

As of April 30, 2009, the average maturity of the Fund’s total investments was 7.2 years, compared with 8.4 years at October 31, 2008. The following table shows the maturity composition of the Fund’s investments as of April 30, 2009, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2009	27.8	27.1	34.6	10.5
October 31, 2008	26.8	24.3	34.4	14.5
April 30, 2008	34.7	21.6	32.2	11.5

Aberdeen Asia-Pacific Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from the previous six and twelve month periods.

	April 30, 2009	October 31, 2008	April 30, 2008
Australia
90 day bank bills	3.08%	5.81%	7.80%
10 year bonds	4.57%	5.17%	6.29%
Australian Dollar	$0.73	$0.66	$0.94
Malaysia
90 day T-bills	1.83%	3.59%	3.34%
10 year bonds	3.96%	4.35%	3.75%
Malaysian Ringgit*	~~R~~3.56	~~R~~3.55	~~R~~3.16
New Zealand
90 day bank bills	2.87%	7.16%	8.85%
10 year bonds	5.31%	6.03%	6.54%
New Zealand Dollar	$0.57	$0.58	$0.78
Philippines
90 day T-bills	4.51%	6.84%	N/A%
10 year bonds	8.13%	9.48%	N/A%
Philippines Peso*	~~P~~48.36	~~P~~48.92	~~P~~42.27
Singapore
90 day T-bills	0.20%	0.87%	0.95%
10 year bonds	2.04%	2.95%	2.44%
Singapore Dollar*	~~S~~$1.48	~~S~~$1.48	~~S~~$1.36
South Korea
90 day T-bills	1.96%	5.01%	4.99%
10 year bonds	4.69%	5.50%	5.14%
South Korean Won*	~~W~~1,238.00	~~W~~1,290.95	~~W~~1,002.65
Thailand
90 day deposits	0.75%	2.38%	2.25%
10 year bonds	2.92%	3.77%	4.74%
Thai Baht*	~~B~~35.26	~~B~~35.08	~~B~~31.71
US$ Bonds**
Hong Kong	1.76%	3.74%	3.43%
Malaysia	2.73%	2.83%	3.45%
Philippines	7.03%	8.24%	6.16%
South Korea	5.85%	7.39%	4.79%

*	These currencies are quoted Asian currency per U.S. dollar. The Australian and New Zealand dollars are quoted U.S. dollars per currency.
**	Sovereign issues.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments

As of April 30, 2009 (unaudited)

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS—128.1%
	AUSTRALIA—63.8%
AUD	15,000	ABN Amro Bank NV, 6.50%, 5/17/13 (a)(b)	$8,651,367
AUD	1,300	ALE Finance Company Property, Ltd., 3.33%, 5/20/15 (a)	876,902
AUD	8,000	AMP Group Finance Services, Ltd., 9.00%, 5/16/11	6,071,643
AUD	12,000	ANZ Banking Corporation, 6.25%, 5/23/11 (a)(b)	8,334,401
AUD	21,100	ANZ Banking Corporation, 8.50%, 4/22/13	16,849,055
AUD	10,500	Asian Development Bank, 7.125%, 3/19/13	8,232,571
AUD	6,500	ASIF II, 3.4133%, 5/27/09 (a)	4,659,027
AUD	8,000	AXA SA, 4.4717%, 10/26/16 (a)(b)	3,169,372
AUD	9,000	AXA SA, 7.50%, 10/26/16 (a)(b)	3,161,920
AUD	7,000	Bank of America Corp., 6.50%, 9/15/09	5,065,290
AUD	8,000	Brisbane Airport Corp., 7.30%, 6/30/10	5,833,606
AUD	16,500	Caisse d'Amortissement de la Dette Sociale, 7.50%, 2/28/13	13,058,778
AUD	5,000	CFS Gandel Retail Trust, 3.37%, 7/31/09 (a)(b)	3,603,624
AUD	4,000	CFS Gandel Retail Trust, 6.25%, 12/22/14	2,362,229
AUD	15,000	Cie de Financement Foncier, 6.25%, 1/30/17	10,237,247
AUD	2,150	Commonwealth of Australia, 6.00%, 2/15/17	1,725,325
AUD	9,000	Commonwealth Bank of Australia, 5.75%, 12/17/13	6,702,779
AUD	28,400	Commonwealth Bank of Australia, 8.50%, 6/24/11	22,310,839
AUD	5,328	Crusade Global Trust, 3.3633%, 1/16/35 (a)	3,785,188
AUD	2,400	Deutsche Bank AG, 7.50%, 10/19/12	1,795,789
AUD	3,600	ELM BV for Swiss Reinsurance Co., 7.635%, 5/25/17 (a)(b)	1,417,034
AUD	3,000	Energy Partnership Gas Property, Ltd., 6.50%, 7/29/09	2,186,647
AUD	12,000	Eurofima, 6.00%, 1/28/14	8,982,100
AUD	7,300	Eurofima, 6.25%, 12/28/18	5,412,698
AUD	12,500	Eurofima, 6.50%, 8/22/11	9,525,641
AUD	10,800	European Investment Bank, 6.125%, 1/23/17	8,044,803
AUD	25,000	European Investment Bank, 7.00%, 1/24/12	19,353,120
AUD	5,500	FGL Finance Australia, Ltd., 6.25%, 3/17/10	4,030,210
AUD	5,500	General Electric Capital Australia Funding Pty, 5.75%, 2/11/10	3,912,343
AUD	8,700	General Electric Capital Australia Funding Pty, 6.00%, 8/17/12	5,595,411
AUD	6,600	General Electric Capital Australia Funding Pty, 6.00%, 5/15/13	4,072,186
AUD	3,500	General Property Trust Management, 6.50%, 8/22/13	1,844,895
AUD	12,000	Goldman Sachs Group, Inc., 6.35%, 4/12/16	6,905,411
AUD	4,000	HBOS PLC, 6.75%, 5/01/12 (a)(b)	2,409,099
AUD	5,000	Heritage Building Society, Ltd., 3.9083%, 12/05/11 (a)(b)	2,814,410
AUD	4,000	HSBC Finance Corp., 3.3067%, 9/22/11 (a)	2,317,249
AUD	5,400	HSBC Finance Corp., 6.50%, 9/22/11	3,287,843
AUD	5,000	Hypo Real Estate Bank Intl., Zero Coupon, 2/22/11 (a)	2,981,301
AUD	24,500	Hypo Real Estate Bank Intl., 6.25%, 8/16/11	18,155,807
AUD	10,000	ING Bank Australia, Ltd., 7.00%, 4/24/12	7,375,410
AUD	29,000	International Finance Corp., 7.50%, 2/28/13	22,983,699
AUD	6,300	JPMorgan Chase & Co., 7.00%, 6/21/12	4,481,961
AUD	5,000	Kommunalbanken AS, 6.375%, 3/30/12	3,781,521
AUD	7,200	Kreditanstalt fuer Wiederaufbau, 6.25%, 1/30/12	5,460,627
AUD	30,000	Kreditanstalt fuer Wiederaufbau, 7.50%, 8/26/11	23,348,454
AUD	9,100	Landwirtschaftliche Rentenbank, 6.00%, 5/30/13	6,807,828
AUD	5,000	Macquarie Bank, Ltd., 3.5133%, 5/31/12 (a)(b)	2,436,391
AUD	9,000	Macquarie Bank, Ltd., 5.00%, 2/25/14	6,433,150
AUD	1,500	Macquarie Bank, Ltd., 6.50%, 9/15/09 (a)(b)	1,042,578
AUD	6,200	Macquarie Bank, Ltd., 6.50%, 5/31/12 (a)(b)	3,237,009
AUD	10,000	Merrill Lynch & Co., Inc., 6.085%, 10/06/10	6,914,432

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of April 30, 2009 (unaudited)

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	AUSTRALIA (continued)
AUD	6,000	Merrill Lynch & Co., Inc., 6.75%, 3/12/14	$3,523,238
AUD	5,000	Mirvac Group Funding, Ltd., 3.5833%, 9/15/10 (a)	3,411,471
AUD	11,500	Monumental Global Funding, Ltd., 6.50%, 11/08/11	8,042,461
AUD	5,000	Morgan Stanley, 3.6717%, 3/01/13 (a)(b)	2,879,934
AUD	1,500	Muliplex MPT CMBS Issuer, Ltd., 3.33%, 11/21/11 (a)	1,052,384
AUD	14,000	National Australia Bank, 5.75%, 12/19/13	10,485,232
AUD	20,000	National Australia Bank, 8.25%, 5/20/13	15,849,010
AUD	3,500	National Capital Trust III, 4.0883%, 9/30/16 (a)(b)	1,506,766
AUD	9,385	National RMBS Trust, 3.20%, 03/20/34 (a)	6,612,079
AUD	2,500	National Wealth Management, 6.75%, 6/16/16 (a)(b)	1,104,741
AUD	15,000	Nederlands Waterschapsbank, 6.25%, 3/30/12	11,296,129
AUD	9,500	New South Wales Treasury Corporation, 6.00%, 5/01/12	7,219,873
AUD	21,000	New South Wales Treasury Corporation, 7.00%, 12/01/10	16,073,572
AUD	5,000	Orica Ltd., 9.2133%, 6/11/09	3,634,732
AUD	8,338	Progress Trust, 3.2617%, 08/25/36 (a)	5,820,675
AUD	6,137	Puma Finance Ltd., 3.4633%, 4/12/12 (a)	4,328,182
AUD	5,000	QBE International Holdings PLC, 5.0283%, 8/03/10 (a)(b)	3,498,863
AUD	5,000	QIC Shopping Centre Fund Pty., Ltd., 3.84%, 6/05/09 (a)	3,628,489
AUD	18,000	Queensland Treasury Corporation, 6.00%, 8/14/13	13,710,017
AUD	82,000	Queensland Treasury Corporation, 6.00%, 10/14/15	61,711,050
AUD	17,000	Queensland Treasury Corporation, 6.00%, 6/14/21	12,501,009
AUD	16,000	Queensland Treasury Corporation, 6.50%, 4/16/12	12,335,369
AUD	5,000	Rabobank Capital Fund Trust, 3.8083%, 12/31/14 (a)(b)(c)	2,482,758
AUD	5,000	Rabobank Capital Fund Trust, 6.415%, 12/31/14 (a)(b)(c)	2,405,842
AUD	13,000	Rabobank Nederland, 6.00%, 3/18/10	9,620,911
AUD	9,813	REDS Trust, 3.56%, 3/03/15 (a)	6,804,998
AUD	5,000	Royal Bank of Scotland, 6.00%, 10/27/09 (a)(b)	3,517,337
AUD	4,800	RWH Finance Pty. Limited, 6.20%, 3/26/17	3,274,381
AUD	10,000	Snowy Hydro Ltd., 5.75%, 2/25/10 (a)	7,250,336
AUD	4,500	SLM Corp., 6.00%, 12/15/10	2,501,930
AUD	6,000	SLM Corp., 6.50%, 5/18/09	4,343,255
AUD	5,000	SNS Bank Nederland, 3.5767%, 11/08/11 (a)(b)	3,109,630
AUD	15,000	SPI Electricity & Gas, 6.50%, 11/03/11	11,056,977
AUD	23,500	St. George Bank, Ltd, 10.00%, 5/09/13 (a)(b)	17,360,170
AUD	1,000	Stores Securitisation Property, Ltd., 3.465%, 5/19/09 (a)	725,928
AUD	5,000	Suncorp Metway Insurance, Ltd., 4.0267%, 9/23/14 (a)(b)	2,544,510
AUD	10,000	Suncorp Metway Insurance, Ltd., 5.75%, 4/15/12	7,495,396
AUD	5,000	Suncorp Metway Insurance, Ltd., 6.75%, 9/23/14 (a)(b)	2,286,423
AUD	4,000	Suncorp Metway Insurance, Ltd., 6.75%, 10/06/16 (a)(b)	1,587,055
AUD	5,000	Suncorp Metway Insurance, Ltd., 8.75%, 5/30/11	3,832,175
AUD	3,500	Sydney Airport Finance, 6.25%, 11/21/11	2,493,272
AUD	5,000	Telstra Corporation, Ltd., 7.25%, 3/30/10	3,716,586
AUD	21,500	Telstra Corporation, Ltd., 7.25%, 11/15/12	16,048,945
AUD	2,000	Telstra Corporation, Ltd., 8.75%, 1/20/15	1,512,598
AUD	2,850	Treasury Corp. of Victoria, 6.00%, 10/17/22	2,099,676
AUD	20,000	Treasury Corp. of Victoria, 6.25%, 10/15/12	15,336,710
AUD	3,000	Vodaphone Group plc, 6.75%, 1/10/13	2,171,606
AUD	25,240	Western Australia Treasury Corporation, 7.00%, 4/15/15	19,947,651
AUD	111,320	Western Australia Treasury Corporation, 8.00%, 6/15/13	90,397,107
AUD	75,000	Western Australia Treasury Corporation, 8.00%, 7/15/17	63,147,897
AUD	12,000	Westpac Banking Corp., 4.75%, 3/05/14	8,610,856

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of April 30, 2009 (unaudited)

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	AUSTRALIA (continued)
AUD	4,600	Westpac Banking Corp., 7.25%, 9/24/12	$3,546,529
AUD	9,000	Westpac Banking Corp., 6.00%, 11/16/10 (a)(b)	6,317,313
AUD	16,000	Westpac Banking Corp., 6.50%, 1/24/12 (a)(b)	10,877,939
AUD	9,000	Westpac Banking Corp., 8.25%, 4/18/11	7,015,374
AUD	8,249	Westpac Securitisation Trust, 3.22%, 5/21/38 (a)	5,731,308
AUD	2,000	Wot CMBS Property, Ltd., 3.4933%, 5/16/13	1,334,792
			906,769,667
	CHINA—1.6%
USD	1,700	CNOOC Finance 2003, Ltd., 5.50%, 5/21/33 (c)	1,410,580
USD	7,000	Parkson Retail Group, Ltd., 7.125%, 5/30/10 (b)	6,370,000
USD	5,100	Parkson Retail Group, Ltd., 7.875%, 11/14/11	4,921,500
USD	1,550	People’s Republic of China, 9.00%, 1/15/96	2,170,000
USD	9,100	Xinao Gas Holdings Limited, 7.375%, 8/05/12	8,559,933
			23,432,013
	HONG KONG—7.1%
USD	12,650	Bank of East Asia, Ltd., 5.625%, 12/14/10(a)(b)	11,127,041
USD	6,950	CITIC Ka Wah Bank, 9.125%, 5/31/12(a)(b)	5,609,693
HKD	138,500	Hong Kong Government, 1.67%, 3/24/14	17,871,727
HKD	100,000	Hong Kong Government, 4.20%, 9/17/12	14,157,986
HKD	99,000	Hong Kong Government, 4.53%, 6/18/12	14,077,096
USD	5,250	Hong Kong Land Finance Co., 5.50%, 4/28/14	5,285,464
USD	8,700	Hutchison Whampoa, Ltd., 6.50%, 2/13/13(c)	8,902,023
USD	14,100	Hutchison Whampoa, Ltd., 7.45%, 11/24/33(c)	12,425,216
USD	500	Hutchison Whampoa, Ltd., 7.625%, 4/09/19(c)	491,488
USD	4,750	Swire Pacific MTN Financing, Ltd., 6.25%, 4/18/18	4,909,225
USD	11,000	Wing Hang Bank Limited, 6.00%, 4/20/17(a)(b)	6,025,437
			100,882,396
	INDIA—1.4%
USD	7,000	ICICI Bank, 6.375%, 4/30/17(a)(b)(c)	4,472,517
USD	9,600	NTPC, Ltd., 5.875%, 3/02/16	8,369,059
USD	7,250	Reliance Industries Limited, 10.25%, 1/15/97(c)	7,043,955
			19,885,531
	INDONESIA—9.3%
IDR	90,450,000	Indonesian Government, 10.00%, 10/15/11	8,542,411
USD	3,200	Indonesian Government, 10.375%, 5/04/14(c)	3,470,778
IDR	169,900,000	Indonesian Government, 11.00%, 12/15/12	16,333,914
USD	4,200	Indonesian Government, 11.625%, 3/04/19(c)	4,950,691
IDR	14,000,000	Indonesian Government, 12.00%, 10/15/10	1,368,057
USD	14,700	Indosat Finance, 7.75%, 11/05/09(b)(c)	14,671,305
USD	1,450	Majapahit Holding BV, 7.25%, 10/17/11(c)	1,396,869
USD	6,900	Majapahit Holding BV, 7.25%, 6/28/17(c)	5,450,986
USD	5,600	Majapahit Holding BV, 7.875%, 6/29/37	3,671,293
USD	6,000	MGTI Finance Company, Ltd., 8.375%, 9/15/10	5,772,048
USD	6,700	Perusahaan Penerbit SBSN, 8.80%, 4/23/14(c)	6,785,110
USD	10,750	PT Bank Lippo TBK, 7.375%, 11/22/11(a)(b)	8,921,834
USD	15,200	Republic of Indonesia, 6.625%, 2/17/37(c)	11,220,047
USD	15,800	Republic of Indonesia, 6.875%, 1/17/18(c)	14,220,000

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of April 30, 2009 (unaudited)

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	INDONESIA (continued)
USD	19,775	Republic of Indonesia, 7.25%, 4/20/15(c)	$18,732,462
USD	8,000	Republic of Indonesia, 7.75%, 1/17/38(c)	6,893,704
			132,401,509
	MALAYSIA—6.9%
USD	4,700	Hong Leong Bank Berhad, 5.25%, 8/03/10 (a)(b)	3,907,058
USD	2,650	IOI Ventures, 5.25%, 3/16/15	2,318,172
MYR	26,900	Malaysia Government, 3.702%, 2/25/13	7,574,398
MYR	36,800	Malaysia Government, 3.718%, 6/15/12	10,516,964
MYR	46,330	Malaysia Government, 4.24%, 2/07/18	13,163,863
MYR	76,163	Malaysia Government, 4.262%, 9/15/16	21,796,182
USD	8,350	Public Bank Berhad, 5.00%, 6/20/12 (a)(b)	7,339,299
USD	4,955	Public Bank Berhad, 5.625%, 9/22/09 (a)(b)	4,881,661
USD	3,000	Public Bank Berhad, 6.84%, 8/22/16 (a)(b)	2,366,658
USD	5,000	Southern Bank Berhad, 6.125%, 6/30/09 (a)(b)	4,662,500
USD	4,400	TNB Capital, Ltd., 5.25%, 5/05/15 (c)	4,119,421
USD	2,400	Tenaga Nasional Berhad, 7.50%, 11/01/25 (c)	2,064,967
USD	14,000	Tenaga Nasional Berhad, 7.50%, 1/15/96 (c)	11,276,300
USD	1,600	Tenaga Nasional Berhad, 7.625%, 4/01/11 (c)	1,688,355
			97,675,798
	NEW ZEALAND—0.7%
NZD	2,000	Bank of America Corp., 7.53%, 3/08/12	1,100,844
NZD	1,000	European Investment Bank, 7.25%, 2/08/10	580,395
NZD	2,000	General Electric Capital Corp., 6.50%, 9/28/15	980,371
NZD	2,000	General Electric Capital Corp., 7.00%, 7/15/09	1,131,695
NZD	2,000	Morgan Stanley, 6.86%, 9/06/12	988,159
NZD	4,000	New Zealand Government, 7.00%, 7/15/09	2,282,834
NZD	1,500	Province of Quebec, 6.75%, 11/09/15	866,194
NZD	1,500	SLM Corp., 6.50%, 6/15/10	684,866
NZD	2,000	Toyota Motor Credit Corp., 6.75%, 9/21/09	1,141,000
			9,756,358
	PHILIPPINES—11.5%
USD	7,500	Land Bank of Philippines, 7.25%, 10/19/11 (a)(b)	6,457,838
USD	7,000	National Power Corporation, 6.875%, 11/02/16 (c)	6,521,704
USD	1,600	National Power Corporation, 9.875%, 3/16/10	1,672,000
PHP	153,000	Philippine Government, 8.50%, 3/03/11	3,323,982
PHP	675,000	Philippine Government, 9.125%, 9/04/16	15,234,819
PHP	95,000	Philippine Government, 13.00%, 4/25/12	2,299,793
USD	10,800	Philippine Long Distance Telephone Company, 8.35%, 3/06/17	11,124,000
USD	7,850	Philippine Long Distance Telephone Company, 11.375%, 5/15/12	8,870,500
USD	12,400	Republic of Philippines, 7.75%, 1/14/31	12,570,500
USD	9,450	Republic of Philippines, 8.25%, 1/15/14	10,442,250
USD	2,500	Republic of Philippines, 8.375%, 2/15/11	2,706,250
USD	5,500	Republic of Philippines, 8.875%, 3/17/15	6,180,625
USD	1,500	Republic of Philippines, 9.00%, 2/15/13	1,720,350
USD	9,600	Republic of Philippines, 9.375%, 1/18/17	11,232,000
USD	4,000	Republic of Philippines, 9.50%, 2/02/30	4,770,000
USD	16,970	Republic of Philippines, 9.875%, 1/15/19	20,321,575
USD	15,879	Republic of Philippines, 10.625%, 3/16/25	20,225,876

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of April 30, 2009 (unaudited)

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	PHILIPPINES (continued)
USD	7,050	SM Investments Corp., 6.75%, 7/18/11 (b)	$6,995,433
USD	10,000	URC Philippines, Ltd., 8.25%, 1/20/10 (b)	10,212,680
			162,882,175
	SINGAPORE—4.6%
USD	14,200	BW Group Ltd., 6.625%, 6/28/17 (c)	9,053,835
USD	1,300	DBS Bank, 5.00%, 11/15/14 (a)(b)(c)	1,179,420
USD	9,300	DBS Bank, 5.125%, 5/16/12 (a)(b)(c)	8,728,915
USD	1,500	DBS Bank, 7.125%, 5/15/11 (c)	1,584,102
USD	7,500	DBS Bank, 7.657%, 3/15/11 (a)(b)(c)	6,975,000
SGD	6,000	Singapore Government, 2.625%, 4/01/10	4,138,229
SGD	10,000	Singapore Government, 2.875%, 7/01/15	7,268,605
SGD	15,200	Singapore Government, 4.00%, 9/01/18	11,982,200
USD	6,000	Stats Chippac, Ltd., 6.75%, 6/12/09 (b)	5,340,000
USD	9,350	Stats Chippac, Ltd., 7.50%, 7/19/10	8,695,500
			64,945,806
	SOUTH KOREA—16.9%
SGD	5,000	Export-Import Bank of Korea, 6.03%, 1/15/10	3,385,252
USD	6,000	Export-Import Bank of Korea, 8.125%, 1/21/14	6,292,584
USD	2,000	Hana Funding, Ltd., 5.375%, 4/12/12 (a)(b)	1,639,416
USD	1,250	Hana Funding, Ltd., 5.875%, 9/14/16 (a)(b)	1,000,541
USD	3,400	Hana Funding, Ltd., 6.50%, 4/09/12 (c)	3,462,597
USD	4,300	Hana Funding, Ltd., 8.748%, 12/17/12 (a)(b)	2,730,500
USD	11,600	Hyundai Capital Services, 5.50%, 11/23/10	10,521,838
USD	3,800	Hyundai Capital Services, 5.625%, 1/24/12	3,121,221
USD	3,150	Industrial Bank of Korea, 4.00%, 5/19/09 (a)(b)(c)	3,129,534
USD	2,250	Industrial Bank of Korea, 7.125%, 4/23/14 (c)	2,237,850
USD	6,000	Korea Development Bank, 8.00%, 1/23/14	6,301,500
USD	8,000	Korea Electric Power Corporation, 7.00%, 2/01/27	6,355,104
USD	4,000	Korea Expressway Corp., 4.875%, 4/07/14 (c)	3,480,324
USD	1,000	Korea Expressway Corp., 5.125%, 5/20/15 (c)	844,903
USD	5,000	Korea Midland Power Co., 4.95%, 5/06/11 (c)	4,822,770
USD	10,200	Korea Railroad Corp., 5.375%, 5/15/13 (c)	9,254,735
USD	3,900	Korea South-East Power Co., Ltd., 4.75%, 6/26/13	3,473,114
USD	12,000	Korea South-East Power Co., Ltd., 6.00%, 5/25/16 (c)	10,249,440
USD	7,250	KT Corp., 5.125%, 4/11/12	6,924,975
USD	2,850	National Agricultural Cooperative Federation, 5.75%, 6/18/09 (a)(b)	2,793,000
USD	7,900	National Agricultural Cooperative Federation, 6.125%, 6/15/11 (a)(b)	7,188,139
USD	12,600	Pusan Bank, 5.50%, 3/14/12 (a)(b)	8,160,062
USD	3,950	SC First Bank Korea, 7.267%, 3/03/14 (a)(b)(c)	2,060,032
USD	12,250	SK Broadband Co., Ltd., 7.00%, 2/01/12 (c)	11,700,637
USD	4,100	SK Energy Co., Ltd., 7.00%, 6/19/13	3,662,538
USD	7,700	SK Telecom Co., Ltd., 4.25%, 4/1/11 (c)	7,480,134
USD	3,900	Shinhan Bank, 4.625%, 11/03/09 (a)(b)(c)	3,912,780
USD	6,650	Shinhan Bank, 5.663%, 3/02/15 (a)(b)	3,523,436
USD	1,000	Shinhan Bank, 6.819%, 9/20/16 (a)(b)	561,346
USD	12,410	Shinsegae Co. Ltd., 6.125%, 6/27/11	11,986,000
KRW	3,120,000	South Korea National Debt, 4.00%, 6/10/10	2,467,098
KRW	6,125,000	South Korea National Debt, 4.25%, 9/10/14	4,726,996
KRW	23,550,000	South Korea National Debt, 5.00%, 9/10/16	18,674,911

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of April 30, 2009 (unaudited)

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	SOUTH KOREA (continued)
KRW	20,150,000	South Korea National Debt, 5.25%, 3/10/13	$16,347,351
KRW	20,330,000	South Korea National Debt, 5.25%, 9/10/15	16,395,804
KRW	5,550,000	South Korea National Debt, 5.50%, 9/10/17	4,571,383
KRW	26,674,000	South Korea National Debt, 6.91%, 7/18/11	22,381,253
USD	2,505	Woori Bank, 6.025%, 3/13/14 (a)(c)	2,197,100
			240,018,198
	TAIWAN—0.1%
USD	2,200	Cathay United Bank Co., Ltd., 5.50%, 10/05/15 (a)(b)(c)	1,840,630
	THAILAND—4.2%
USD	6,000	Bangkok Bank Public Company, 9.025%, 3/15/29 (c)	5,327,820
USD	4,700	Kasikornbank Public Company Limited, 8.25%, 8/21/16 (c)	4,480,463
USD	2,200	Krung Thai Bank PCL, 7.378%, 10/10/16 (a)(b)	1,207,919
THB	200,000	Thailand Government, 4.25%, 3/13/13	6,185,439
THB	416,250	Thailand Government, 5.125%, 3/13/18	13,720,832
THB	592,000	Thailand Government, 5.25%, 5/12/14	19,131,239
THB	270,000	Thailand Government, 5.40%, 7/27/16	9,016,745
			59,070,457
		Total Long-Term Investments (cost $1,932,406,027)	1,819,560,538
	SHORT-TERM INVESTMENTS—4.4%
	NEW ZEALAND—0.1%
NZD	2,612	New Zealand Call Deposit, 2.00%, perpetual	1,477,622
	UNITED STATES—4.3%
USD	60,446	Repurchase Agreement, State Street Bank and Trust Company, 0.07% dated 4/30/09, due 5/01/09 in the amount of $60,446,118 (collateralized by $17,090,000 U.S. Treasury Bond, 1.75% due 1/31/14; value $16,961,825 and $44,535,000 U.S. Treasury Bond, 0.875% due 12/31/10; value $44,702,006)	60,446,000
USD	981	State Street Bank & Trust Time Deposit, 0.01%, dated 5/01/09	981,000
			61,427,000
		Total Short-Term Investments (cost $63,167,580)	62,904,622
		Total Investments—132.5% (cost $1,995,573,607)	1,882,465,160
		Liabilities in Excess of Other Assets—(32.5)%	(461,435,564)
		Net Assets Applicable to Common Shareholders—100.0%	$1,421,029,596

AUD—Australian dollar	MYR—Malaysian ringgit	THB—Thailand baht
HKD—Hong Kong dollar	NZD—New Zealand dollar	USD—United States dollar
IDR—Indonesian rupiah	PHP—Philippine peso
KRW—South Korean won	SGD—Singapore dollar

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at April 30, 2009.
(b)	The date presented for these instruments represents the next call/put date.
(c)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, the aggregate market value of these securities amounted to $269,704,466 or 18.98% of net assets applicable to common shareholders.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of April 30, 2009 (unaudited)

Interest Rate Swap Agreements

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate Paid by the Fund	Floating Rate Received by the Fund	Unrealized Appreciation/ (Depreciation)
Deutsche Bank	April 21, 2012	130,000	1.8170%	3 month LIBOR	$384,606
Deutsche Bank	April 21, 2011	116,000	1.4700%	3 month LIBOR	(7,948)
Merrill Lynch	June 26, 2009	144,000	3.3700%	3 month LIBOR	(441,400)
					$(64,742)

Futures Contracts

	Expiration	Contracts	Unrealized Appreciation/ (Depreciation)
Purchase contracts:
Australian Treasury Bond 6%—10 year	June 2009	322	$(431,872)
United States Treasury Bond 6%—5 year	June 2009	109	5,912

Sale contracts:
Australian Treasury Bond 6%—3 year	June 2009	15	2,738
United States Treasury Bond 6%—2 year	June 2009	16	(2,750)
United States Treasury Bond 6%—10 year	June 2009	5	235
United States Treasury Bond 6%—30 year	June 2009	50	196,485
			$(229,252)

Foreign Forward Currency Exchange Contracts

Purchase/Sale	Amount Purchased	Amount Sold	Purchase Value as of April 30, 2009	Sale Value as of April 30, 2009	Unrealized Appreciation/ (Depreciation)
Indonesian Rupiah/United States Dollar
settlement date 8/26/09	IDR59,630,000,000	USD4,450,000	$5,478,880	$4,450,000	$1,028,880

Philippine Peso/United States Dollar
settlement date 6/03/09	PHP88,157,160	USD1,820,000	1,815,251	1,820,000	(4,749)

Singapore Dollar/United States Dollar
settlement date 5/11/09	SGD31,796,530	USD20,555,000	21,476,148	20,555,000	921,148

South Korean Won/United States Dollar
settlement date 5/13/09	KRW5,693,310,000	USD4,410,000	4,439,785	4,410,000	29,785

United States Dollar/Australian Dollar
settlement date 5/26/09	USD66,603,650	AUD95,000,000	66,603,650	68,914,319	(2,310,669)

United States Dollar/Indonesian Rupiah
settlement date 7/23/09	USD9,660,000	IDR107,853,900,000	9,660,000	9,986,472	(326,472)

United States Dollar/Malaysian Ringgit
settlement date 6/29/09	USD11,770,000	MYR42,703,990	11,770,000	11,969,446	(199,446)
settlement date 7/23/09	USD4,930,000	MYR18,070,915	4,930,000	5,064,505	(134,505)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (concluded)

As of April 30, 2009 (unaudited)

Purchase/Sale	Amount Purchased	Amount Sold	Purchase Value as of April 30, 2009	Sale Value as of April 30, 2009	Unrealized Appreciation/ (Depreciation)

United States Dollar/South Korean Won
settlement date 5/13/09	USD4,410,000	KRW5,894,847,000	$4,410,000	$4,596,949	$(186,949)
settlement date 6/29/09	USD7,580,000	KRW10,175,655,000	7,580,000	7,949,730	(369,730)
settlement date 7/23/09	USD8,230,000	KRW11,088,279,000	8,230,000	8,666,510	(436,510)

United States Dollar/Philippine Peso
settlement date 7/06/09	USD3,314,000	PHP161,325,520	3,314,000	3,311,037	2,963

United States Dollar/Singapore Dollar
settlement date 6/29/09	USD5,319,149	SGD8,000,000	5,319,149	5,403,033	(83,884)

United States Dollar/Thai Baht
settlement date 5/11/09	USD925,433	THB33,782,950	925,433	957,181	(31,748)
settlement date 5/18/09	USD5,800,000	THB206,538,000	5,800,000	5,848,795	(48,795)
settlement date 6/24/09	USD3,190,000	THB113,595,900	3,190,000	3,205,980	(15,980)
settlement date 6/29/09	USD3,820,000	THB136,603,200	3,820,000	3,853,405	(33,405)
settlement date 7/23/09	USD1,690,000	THB60,823,100	1,690,000	1,712,458	(22,458)
Net USD Total			$170,452,296	$172,674,820	$(2,222,524)

Tax Cost of Investments

The United States federal income tax basis of the Fund's investments and net unrealized depreciation as of April 30, 2009 were as follows:

Cost	Appreciation	Depreciation	Net Unrealized Depreciation
$2,003,430,639	$50,693,220	$171,658,699	$120,965,479

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2009

Assets
Investments, at value (cost $1,995,573,607)	$1,882,465,160
Foreign currency, at value (cost $26,909,151)	27,487,264
Cash	49,717
Cash at broker	6,647,310
Interest receivable	30,472,422
Receivable for investments sold	19,684,821
Unrealized appreciation on forward foreign currency exchange contracts	1,982,776
Receivable for foreign forward currency exchange contracts closed	1,246,939
Unrealized appreciation on interest rate swaps	384,606
Total assets	1,970,421,015

Liabilities
Bank loan payable (Note 5)	520,000,000
Payable for investments purchased	11,207,888
Dividends payable to common shareholders	9,134,151
Unrealized depreciation on forward foreign currency exchange contracts	4,205,300
Due to broker—interest rate swap interest due	1,771,021
Investment management fee payable	949,058
Payable for forward foreign currency exchange contracts closed	598,851
Interest payable on bank loan	536,979
Unrealized depreciation on interest rate swaps	449,348
Administration fee payable	234,259
Variation margin payable for futures contracts	229,252
Accrued expenses and other liabilities	75,312
Total liabilities	549,391,419

Net Assets Applicable to Common Shareholders	$1,421,029,596

Composition of Net Assets Applicable to Common Shareholders
Common stock (par value $.01 per share)	$2,609,757
Paid-in capital in excess of par	1,677,502,350
Distributions in excess of net investment income	(34,061,209)
Accumulated net realized loss on investments, swaps and futures	(136,268,476)
Net unrealized depreciation on investments	(35,297,661)
Accumulated net realized foreign exchange gains	25,518,198
Net unrealized foreign exchange losses	(78,973,363)
Net Assets Applicable to Common Shareholders	$1,421,029,596
Net asset value per common share based on 260,975,744 shares issued and outstanding	$5.45

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2009

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $749,330)	$58,855,791

Expenses
Investment management fee	4,899,037
Bank loan fees and expenses (Note 5)	4,011,413
Administration fee	1,204,550
Legal fees and expenses	779,025
Custodian’s fees and expenses	549,565
Reports to shareholders and proxy solicitation	496,966
Insurance expense	355,067
Directors’ fees and expenses	227,601
Independent auditors’ fees and expenses	120,126
Investor relations fees and expenses	114,055
Transfer agent’s fees and expenses	112,945
Miscellaneous	128,239
Total operating expenses	12,998,589
Interest expense (Note 5)	4,769,489
Total expenses	17,768,078

Net investment income	41,087,713

Realized and Unrealized Gains/(Losses) on Investments, Swaps, Futures and Foreign Currencies

Net realized gain/(loss) on:
Investment transactions	(10,423,324)
Interest rate swaps	(17,906,830)
Futures contracts	(1,187,092)
Foreign currency transactions	(28,990,778)
(58,508,024)

Net change in unrealized appreciation/(depreciation) on:
Investments	99,650,793
Interest rate swaps	9,567,326
Futures contracts	(453,004)
Foreign currency translation	116,286,351
225,051,466
Net gain on investments, swaps, futures and foreign currencies	166,543,442
Net Increase in Net Assets Resulting From Operations	207,631,155

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statements of Changes in Net Assets Applicable to Common Shareholders

	For the Six Months Ended April 30, 2009 (unaudited)	For the Year Ended October 31, 2008

Increase/(Decrease) in Net Assets Applicable to Common shareholders

Operations
Net investment income	$41,087,713	$112,071,234
Net realized gain/(loss) on investment transactions, interest rate swaps and futures contracts	(29,517,246)	(14,788,383)
Net realized gain/(loss) on foreign currency transactions	(28,990,778)	142,532,788
Net change in unrealized appreciation/(depreciation) on investments, swaps and futures contracts	108,765,115	(134,253,567)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	116,286,351	(528,748,908)
Net increase/(decrease) in total net assets resulting from operations	207,631,155	(423,186,836)
Dividends to preferred shareholders from net investment income	–	(16,104,674)
Net Increase/(Decrease) in Net Assets Applicable to Common Shareholders Resulting From Operations	207,631,155	(439,291,510)

Distributions to common shareholders from:
Net investment income	(67,872,574)	(110,801,949)
Net decrease in net assets applicable to common shareholders resulting from distributions	(67,872,574)	(110,801,949)

Common Stock Transactions
Repurchase of common stock resulting in the reduction of 753,400 and 3,344,500 shares of common stock, respectively	(3,047,193)	(19,036,432)
Total increase/(decrease) in net assets applicable to common shareholders	136,711,388	(569,129,891)

Net Assets Applicable to Common Shareholders
Beginning of period	1,284,318,208	1,853,448,099
End of period (including distributions in excess of net investment income of ($34,061,209) and ($7,276,348), respectively)	$1,421,029,596	$1,284,318,208

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Cash Flows (unaudited)

For the Six Months Ended April 30, 2009

Increase/(Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities
Interest received (excluding discount and premium amortization of ($506,570))	$61,499,444
Operating expenses paid	(18,510,023)
Purchases of short-term portfolio investments, net	6,228,975
Purchases of long-term portfolio investments	(570,557,555)
Proceeds from sales of long-term portfolio investments	576,741,949
Realized loss on interest rate swap transactions	(16,909,191)
Proceeds on forward foreign currency exchange transactions, net	35,602,604
Payments made to brokers for collateral on interest rate swaps	(680,000)
Other assets	147,600
Net cash provided from operating activities	73,563,803
Cash flows from (used for) financing activities
Dividends paid to common shareholders	(67,901,011)
Repurchase of common shares	(3,298,384)
Net cash used for financing activities	(71,199,395)
Effect of exchange rate on cash	(258,750)
Net increase in cash	2,105,658
Cash at beginning of period	25,431,323
Cash at end of period	$27,536,981

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided From Operating Activities
Net increase in net assets resulting from operations	$207,631,155
Decrease in investments	(27,116,712)
Net realized losses on investments	10,423,324
Net realized losses on swap transactions	17,906,830
Net realized losses on futures transactions	1,187,092
Net realized foreign exchange losses	28,990,778
Net change in unrealized appreciation/depreciation
on investments, futures and swaps	(108,765,115)
Net change in unrealized foreign exchange gains/losses	(116,286,351)
Decrease in interest receivable	2,171,131
Decrease in receivable for investments sold	16,734,926
Increase in payable for investments purchased	5,360,847
Proceeds on forward foreign currency exchange transactions, net	35,602,604
Increase in receivable for collateral on interest rate swaps	(680,000)
Increase in payable for interest rate swap interest	997,639
Decrease in prepaid assets, accrued expenses and other liabilities	(594,345)
Total adjustments	(134,067,352)
Net cash provided from operating activities	$73,563,803

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2009 (unaudited)		For the Year Ended October 31,
			2008	2007	2006	2005	2004
PER SHARE OPERATING PERFORMANCE(1):
Net asset value per common share, beginning of period	$4.91		$6.99	$6.46	$6.32	$6.42	$6.10

Net investment income	0.16		0.42	0.44	0.40	0.41	0.36
Net realized and unrealized gains/(losses) on investments, swaps, futures and foreign currency transactions	0.63		(2.03)	0.63	0.27	(0.02)	0.41
Dividends to preferred shareholders from net investment income	–		(0.06)	(0.12)	(0.11)	(0.07)	(0.03)
Total from investment operations applicable to common shareholders	0.79		(1.67)	0.95	0.56	0.32	0.74
Distributions to common shareholders from:
Net investment income	(0.26)		(0.42)	(0.26)	(0.37)	(0.36)	(0.37)
Tax return of capital	–		–	(0.16)	(0.05)	(0.06)	(0.05)
Total distributions	(0.26)		(0.42)	(0.42)	(0.42)	(0.42)	(0.42)
Effect of Fund shares repurchased	0.01		0.01	–	–	–	–
Net asset value per common share, end of period	$5.45		$4.91	$6.99	$6.46	$6.32	$6.42
Market value, end of period	$4.95		$4.18	$6.29	$6.10	$5.76	$6.34

Total Investment Return Based on(2):
Market value	25.23%		(28.40% )	10.18%	13.43%	(2.93% )	12.58%
Net asset value	17.38%		(24.32% )	15.62%	9.48%	5.18%	12.69%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(3):
Net assets applicable to common shareholders, end of period (000 omitted)	$1,421,030		$1,284,318	$1,853,448	$1,712,017	$1,675,651	$1,700,459
Average net assets applicable to common shareholders (000 omitted)	1,331,098		1,741,104	1,763,579	1,689,100	1,749,085	1,654,712
Operating expenses(4)	2.69%	(5)	1.85%	1.24%	1.22%	1.22%	1.30%
Operating expenses, excluding interest expense	1.97%	(5)	1.22%	1.24%	1.22%	1.22%	1.30%
Net investment income	6.22%	(5)	5.51%	4.80%	4.65%	5.11%	5.22%
Portfolio turnover	33%		58%	32%	21%	16%	13%
Senior securities (loan facility) outstanding (000 omitted)	$520,000		$520,000	–	–	–	–
Senior securities (preferred stock) outstanding (000 omitted)	–		–	$600,000	$600,000	$600,000	$600,000
Asset coverage ratio on revolving credit facility at year end	373%		347%	–	–	–	–
Asset coverage per $1,000 on revolving credit facility at year end	$3,733		$3,470	–	–	–	–
Asset coverage ratio on preferred stock at year end	–		–	409%	385%	379%	384%
Asset coverage per share on preferred stock at year end	–		–	$102,227	$96,334	$94,819	$95,852

(1)	Based upon average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios of net investment income before preferred stock dividends to average net assets of common shareholders are 6.22%, 6.44%, 6.65%, 6.35%, 6.16%, and 5.74%, respectively.
(4)	Includes expenses of both preferred and common stock.
(5)	Annualized.

See notes to financial statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited)

Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. The Fund will seek to achieve its investment objective through investment in Australian and Asian debt securities. In order to comply with a rule adopted by the Securities and Exchange Commission under the 1940 Act regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Asia-Pacific Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders. There can be no assurance that the Fund will achieve its objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:

The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America, using the United States dollar as both the functional and reporting currency. However, the Australian dollar is the functional currency for Federal tax purposes.

Securities Valuation:

The Fund’s Board of Directors has adopted Valuation and Liquidity Procedures (the “Procedures”) to be used in determining the value of the assets held by the Fund. These Procedures were revised and approved by the Board of Directors on December 9, 2008. In accordance with the Procedures, investments are stated at current fair value. Investments for which market quotations are readily available are valued at the last quoted closing price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the last quoted bid price, as obtained from a pricing agent or broker selected by the Fund’s Manager.

Short-term debt securities which mature in more than 60 days are valued as described above. Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost using a pricing source quote that approximates amortized cost.

Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are to be valued at fair value. As a general rule, whether or not the Fund is required to “fair value price” an asset is dependent on the ready availability of current market quotes or, even if readily available, the reliability of such quotes. Any assets for which market quotations are not readily available or for which available prices are not reliable, shall be determined in a manner that most fairly reflects the asset’s (or group of assets) “fair value” (i.e., the amount that the Fund might reasonably expect to receive for the asset upon its current sale) on the valuation date, based on a consideration of all available information.

The Procedures provide that in certain instances, including without limitation, if there is a “stale price” for a portfolio security, in an emergency situation, or if a significant event occurs after the close of trading of a portfolio security, but before the calculation of the Fund’s net asset value, the security may be valued at its fair value.

In 2009, the Fund commenced complying with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosure requirements for fair value measurements. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 establishes a three-tier hierarchy to classify fair value measurements for disclosure purposes. The three broad levels of the hierarchy are listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each of the Fund’s investments as of April 30, 2009.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

		Other Financial Instruments*
Valuation Inputs	Investments in Securities	Assets	Liabilities
Level 1	$–	$–	$229,252
Level 2	1,882,465,160	2,367,382	4,654,648
Level 3	–	–	–
Total	$1,882,465,160	$2,367,382	$4,883,900

*	Other financial instruments include futures contracts, forward foreign currency exchange contracts and interest rate swaps.

In April 2009, the FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

Repurchase Agreements:

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest.

To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:

Foreign currency amounts are translated into United States dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the end of the reporting period;

(ii)	purchases and sales of investment securities, income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net realized foreign exchange gains/(losses) include realized foreign exchange gains/(losses) from sales and maturities of portfolio securities, sales of foreign currencies, currency gains/(losses) realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange appreciation/(depreciation) include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

Accumulated net realized and unrealized foreign exchange gains/(losses) shown in the composition of net assets represent foreign exchange gains/(losses) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Securities Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are recorded on the accrual basis.

Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage both currency and interest rate risk for global debt securities. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Interest Rate and Currency Swaps:

The Fund may engage in certain swap transactions in order to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return or to hedge the leverage facility.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

An interest rate swap is an agreement between two parties which involves the exchange of floating and fixed rate payments (an interest rate and currency swap involves the exchange of interest rate payments in another currency) for a specified period of time. Interest rate and currency swaps involve the accrual and exchange of payments between the parties. These payments are recorded as realized gain/(loss).

During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation by “marking-to-market” to reflect the fair market value of the swap. When the swap is terminated, the Fund will record a realized gain/ (loss) equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund is exposed to credit risk in the event of non-performance by the counterparty to the swap. However, the Fund does not anticipate non-performance by any counterparty.

Notional amounts of swaps are used to express the extent of involvement in these transactions, although the risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“Forward Contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Risks arise from unanticipated movements in the value of the foreign currency relative to the functional currencies and from potential inability of counterparties to meet the terms of their contracts. The Fund is subject to off balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

Futures Contracts:

A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Use of long futures contracts subjects the Fund to the risk of loss in excess of the amounts on the Statement of Assets and Liabilities up to the notional value of the futures contracts. Use of short futures subjects the Fund to unlimited risk of loss.

Distributions:

It is the Fund’s current policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Distributions to common shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

Recent Accounting Pronouncements:

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of FAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Taxes:

For Federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains/(losses) resulting from the repatriation of Australian dollars into U.S. dollars and realized currency gains and losses on non-functional currencies are recognized for U.S. tax purposes.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

No provision has been made for U.S. Federal income taxes because it is the Fund’s policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended October 31, 2008 are subject to such review.

Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets Applicable to Common Shareholders and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash at brokers in segregated accounts for financial futures contracts because it is designated as collateral.

Use of Estimates:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Concentration Risk Disclosure:

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

2. Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Adviser is an indirect wholly-owned subsidiary of the Investment Manager, which is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 million and $900 million, 0.50% of such assets between $900 million and $1.75 billion and 0.45% of such assets in excess of $1.75 billion. Managed Assets are defined in the management agreement to mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

At the Annual Meeting of Shareholders held on March 6, 2009, and reconvened on April 3, 2009, Shareholders approved a Sub-Advisory Agreement among the Fund, the Investment Manager and Aberdeen Asset Management Investment Services Limited (the “Sub-Advisory Agreement”). The Sub-Advisory Agreement provides that Aberdeen Asset Management Investment Services Limited (“AAMISL” or the “Sub-Adviser”) will manage that portion of all of the assets of the Fund that the Investment Manager allocates to it.

As compensation for its services under the Sub-Advisory Agreement, AAMISL will receive an annual fee paid by the Investment Manager in the amount of $100,000, to be paid in monthly increments.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $969,417 to the Investment Adviser during the six months ended April 30, 2009.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly, at an annual rate of 0.15% of the Fund’s

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

average weekly Managed Assets up to $600 million and 0.125% of the Fund’s average weekly Managed Assets in excess of $600 million.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. This agreement provides AAMI with a monthly retainer fee of $10,000 plus out-of-pocket expenses. During the six months ended April 30, 2009, the Fund incurred fees of $58,800 for the investor relations services of AAMI. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2009 aggregated $575,918,402 and $559,650,016, respectively.

4. Common Stock

There are 400 million shares of $0.01 par value common stock authorized. At April 30, 2009, there were 260,975,744 common shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The Board of Directors amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to NAV is at least 8%. For the six months ended April 30, 2009, the Fund repurchased 753,400 shares through this program. The weighted average discount on shares repurchased by the Fund was 19.1% during the six months ended April 30, 2009.

5. Revolving Credit Facility

The Fund has entered into a $600 million loan facility with a syndicate of major financial institutions led by The Bank of Nova Scotia. On April 21, 2008, there was an initial draw of $325 million and subsequent draws of $100 million on April 24, 2008 and May 2, 2008, and a final draw of $75 million on May 12, 2008. For the fiscal year ended October 31, 2008, the average interest rate on the loan facility was 3.53% and the average balance of the loan facility was $581,871,795. For the six months ended April 30, 2009, the average interest rate on the loan facility was 1.92% and the average balance of the loan facility was $491,988,950. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis. On October 24, 2008, the Fund paid down $15 million on the balance on the loan, on October 27, 2008, the Fund paid down $25 million on the balance of the loan and on October 31, the Fund paid down $40 million on the balance of the loan bringing the total balance of the loan outstanding at October 31, 2008, to $520 million. On November 3, 2008, the Fund paid down an additional $30 million. On April 21, 2009, the Fund made a drawdown of $30 million on the facility bringing the total balance of the loan outstanding to $520 million at April 30, 2009.

The amounts borrowed from the line of credit may be invested at higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. The loan facility was renewed for another 364 day term on April 15, 2009. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well commitment fees for any portion of the loan facility not drawn upon at any time during the period.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager or Investment Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.

The Fund’s Investment Management Agreement and Investment Advisory Agreement, under which management and advisory fees are

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

paid to the Investment Manager and Investment Adviser, are based on the Fund’s assets applicable to shares of common and preferred stock, have been reformed in order to reflect the implementation of the loan facility and the completion of the AMPS redemption. Because the Fund no longer uses preferred stock (i.e. the AMPS) for leverage, the Fund, the Investment Manager and Investment Adviser have agreed to reform the Investment Management Agreement and Investment Advisory Agreement to reflect the parties’ intention that the investment management fee be paid based on the Fund’s Managed Assets (including assets attributable to any form of investment leverage). For purposes of this calculation, “Managed Assets” of the Fund means total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

6. Subsequent Events

Subsequent to April 30, 2009, the Fund declared a monthly distribution of 3.5 cents per share payable on June 12, 2009 and July 10, 2009 to common shareholders of record as of May 29, 2009 and June 30, 2009, respectively.

7. Change in Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Fund for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Directors engaged KPMG LLP to replace PwC as the independent registered public accounting firm for the Fund.

The reports of the financial statements, previously issued by PwC for the Fund for each of the two most recent fiscal years ended October 31, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the past two most recent fiscal years and through the date of the auditor change, there were no disagreements between the Fund and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwCs’ reports on the financial statements of such periods.

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Friday, March 6, 2009 at 1735 Market Street, Philadelphia, Pennsylvania. The description of the proposals and number of shares voted at the meeting are as follows:

1.	To elect three directors to serve as Class III directors for three year terms and until their successors are duly elected and qualify:

	Votes For	Votes Withheld
Martin Gilbert	157,996,405	15,551,102
Brian M. Sherman	158,336,171	15,211,336
William J. Potter	158,175,476	15,372,031

Directors whose term of office continued beyond this meeting are as follows: P. Gerald Malone, Neville J. Miles, Peter D. Sacks, and John T. Sheehy.

2.	To ratify and approve modifications to the Investment Management Agreement between the Fund and Aberdeen Asset Management Asia Limited, and modifications to the Investment Advisory Agreement among the Fund, Aberdeen Asset Management Asia Limited, and Aberdeen Asset Management Limited, and the fees paid thereunder to the extent based on assets attributable to investment leverage other than preferred stock with effect from April 22, 2008; and approved the amended and restated Investment Management Agreement and Investment Advisory Agreement as new agreements.

Votes For	Votes Withheld
120,605,531	12,643,803

3.	To approve a new sub-advisory agreement among the Fund, Aberdeen Asset Management Asia Limited and Aberdeen Asset Management Investment Services Limited.

Votes For	Votes Withheld
126,814,588	11,161,567

Aberdeen Asia-Pacific Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Brian M. Sherman

Officers

Christian Pittard, President

William Baltrus, Vice President

William Bovingdon, Vice President

Martin Gilbert, Vice President

Gavin Goodhand, Vice President

Anthony Michael, Vice President

Jennifer Nichols, Vice President

Timothy Sullivan, Vice President

Alan Goodson, Vice President and Secretary

Vincent McDevitt, Chief Compliance Officer and Vice President – Compliance

Megan Kennedy, Treasurer and Principal Accounting Officer

Matthew Keener, Assistant Treasurer

Lucia Sitar, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Management Investment Services Limited

One Bow Churchyard

London United Kingdom

EC4M9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 37th Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

The Bank of New York Mellon Corporation

Shareholder Relations Department

480 Washington Blvd.

Jersey City, NJ 07310

1-866-221-1606

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 37th Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2009, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the New York Stock Exchange under the symbol “FAX”. Information about the Fund’s net asset value and market price is available at www.aberdeenfax.com

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 – Code of Ethics.

Not applicable to this filing.

Item 3 – Audit Committee Financial Expert.

Not required to be included in this filing.

Item 4 – Principal Accountant Fees and Services.

Not required to be included in this filing.

Item 5 – Audit Committee of Listed Registrants.

Not required to be included in this filing.

Item 6 – Investments.

(a) Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required to be included in this filing.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a) Not required to be included in this filing

(b) During the period ended April 30, 2009, there was no change in any of the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on January 9, 2009.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1 through November 30, 2008	445,100	4.008	445,100	26,128,404
December 1 through December 31, 2008	274,400	4.043	719,500	26,100,964
January 1 through January 31, 2009	33,900	4.631	753,400	26,097,574
February 1 through February 29, 2009	0	0	753,400	26,097,574
March 1 through March 31, 2009	0	0	753,400	26,097,574
April 1 through April 30, 2009	0	0	753,400	26,097,574
Total	753,400	4.097	753,400	—

[1]

The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10 – Submission of Matters to a Vote of Security Holders.

In December 2008, the Registrant’s Board of Directors adopted amendments to the Registrant’s Amended and Restated Bylaws dated as of December 12, 2007 (“Bylaws”) pertaining to certain corporate governance matters. Many of these amendments reflect recent changes to the Maryland general corporation law; other amendments were also approved to conform the Bylaws to those of the other closed-end funds managed by the Investment Manager. The amended Bylaws include:

•

Updates to the procedures required for shareholders to call a special meeting of shareholders, including provisions that (a) clarify which shareholders may call a special meeting; (b) establish procedures to fix a record date; (c) establish procedures to set the date, time and place of special shareholders’ meetings; (d) address revocation of requests for special shareholders’ meetings; and (e) allow for verification of the validity of a shareholder request for a special meeting.

•

Enhancements to the “advance notice” provisions of the Bylaws. These amendments require shareholders to notify the Secretary of the Registrant of Director nominations and other shareholder proposals to be brought at an annual meeting, beginning with the 2010 annual meeting of shareholders, not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement.

•

Additionally, the enhanced “advanced notice” provisions (a) expand the information required to be provided by the shareholder making the proposal or nomination, including information regarding hedging activities and investment strategies of such shareholder and the shareholder’s affiliates; and (b) require shareholders to update or correct any previously-submitted information.

•

Clarification that only those individuals nominated in compliance with the “advance notice” provisions of the Bylaws are eligible to serve as Directors, and that individuals must meet the substantive qualification requirements at both the time of nomination and at the time of election.

Item 11 – Controls and Procedures.

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Asia-Pacific Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
President of Aberdeen Asia-Pacific Income Fund, Inc.

Date: June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
President of Aberdeen Asia-Pacific Income Fund, Inc.

Date: June 29, 2009

By:	/s/ Megan Kennedy
Megan Kennedy,
Treasurer of Aberdeen Asia-Pacific Income Fund, Inc.

Date: June 29, 2009

Exhibit List

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications